                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            Date of report: 18-Nov-03

                        CIT Equipment Collateral 2003-EF1

         A Delaware            Commission File           I.R.S. Employer
         Corporation           No. 0001240986             No. 02-6166260

                           c/o CIT Financial USA, Inc.
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

Item 5. Other

                        CIT Equipment Collateral 2003-EF1
                            Monthly Servicing Report

                                                    Determination Date: 11/18/03
                                                     Collection Period: 10/31/03
                                                          Payment Date: 11/20/03

I. AVAILABLE FUNDS

   A. Available Pledged Revenues

      a. Scheduled Payments Received                              $25,517,047.09
      b. Liquidation Proceeds Allocated to Owner Trust                      0.00
      c. Required Payoff Amounts of Prepaid Contracts               9,802,785.17
      d. Required Payoff Amounts of Purchased Contracts                     0.00
      e. Proceeds of Clean-up Call                                          0.00
      f. Investment Earnings on Collection Account
         and Note Distribution Account                                      0.00
                                                                  --------------
            Total Available Pledged Revenues =                    $35,319,832.26

   B. Determination of Available Funds

      a. Total Available Pledged Revenues                         $35,319,832.26
      b. Servicer Advances                                          1,440,621.38
      c. Recoveries of prior Servicer Advances                     (1,734,698.59)
      d. Withdrawal from Reserve Account                                    0.00
                                                                  --------------
            Total Available Funds =                               $35,025,755.05
                                                                  ==============

II. DISTRIBUTION AMOUNTS

   A. COLLECTION ACCOUNT DISTRIBUTIONS

       1. Servicing Fee                                                               451,270.42

       2. Class A-1 Note Interest Distribution                        204,623.74
          Class A-1 Note Principal Distribution                    29,428,339.25
             Aggregate Class A-1 distribution                                      29,632,962.99

       3. Class A-2 Note Interest Distribution                        194,941.67
          Class A-2 Note Principal Distribution                             0.00
             Aggregate Class A-2 distribution                                         194,941.67

       4. Class A-3 Note Interest Distribution                        316,617.05
          Class A-3 Note Principal Distribution                             0.00
             Aggregate Class A-3 distribution                                         316,617.05

       5. Class B Note Interest Distribution                           37,678.75
          Class B Note Principal Distribution                         889,903.89
             Aggregate Class B distribution                                           927,582.64

       6. Class C Note Interest Distribution                           78,641.25
          Class C Note Principal Distribution                               0.00
             Aggregate Class C distribution                                            78,641.25

       7. Class D Note Interest Distribution                          106,020.00
          Class D Note Principal Distribution                               0.00
             Aggregate Class D distribution                                           106,020.00

       8. Payment due to the Class A-3 Swap Counterparty                              214,203.25

       9. Deposit to the Reserve Account                                                    0.00

      10. Amounts Payable in connection with the Reserve Account                            0.00

      11. To the holder of the equity certificate                                   3,103,515.78

             Collection Account Distributions =                                    35,025,755.05
                                                                                   =============

   B. RESERVE ACCOUNT DISTRIBUTIONS

       1. Withdrawal from the Reserve Account                                               0.00

       2. Interest to the Holdback Amount Designee                                     19,881.94

       3. Release of Excess from the Reserve Account                                1,212,729.73
                                                                                   -------------
             Reserve Account Distributions =                                        1,232,611.67
                                                                                   =============

                                                                                   -------------
   C. INCORRECT DEPOSITS                                                                    0.00
                                                                                   =============

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

      ----------------------------------------------------------------------
                Distribution           Class A-1      Class A-2    Class A-3
                  Amounts                Notes          Notes        Notes
      ----------------------------------------------------------------------
      1. Interest Due                   204,623.74   194,941.67   316,617.05
      2  Interest Paid                  204,623.74   194,941.67   316,617.05
      3  Interest Shortfall                   0.00         0.00         0.00
         ((1) minus (2))
      4  Principal Paid              29,428,339.25         0.00         0.00

      5  Total Distribution Amount   29,632,962.99   194,941.67   316,617.05
         ((2) plus (4))

      --------------------------------------------------------------------------------------
                Distribution             Class B       Class C      Class D    Total Offered
                  Amounts                 Notes         Notes        Notes         Notes
      --------------------------------------------------------------------------------------
      1. Interest Due                    37,678.75    78,641.25   106,020.00      938,522.46
      2  Interest Paid                   37,678.75    78,641.25   106,020.00      938,522.46
      3  Interest Shortfall                   0.00         0.00         0.00            0.00
         ((1) minus (2))
      4  Principal Paid                 889,903.89         0.00         0.00   30,318,243.14

      5  Total Distribution Amount      927,582.64    78,641.25   106,020.00   31,256,765.60
         ((2) plus (4))

IV. Information Regarding the Securities

   A Summary of Balance Information

      -------------------------------------------------------------------------------------------------------
                                Applicable   Principal Balance   Class Factor      Original      Class Factor
                                  Coupon           Nov-03           Nov-03          Oct-03          Oct-03
              Class                Rate         Payment Date     Payment Date    Payment Date    Payment Date
      -------------------------------------------------------------------------------------------------------
      a. Class A-1 Notes          1.1388%      179,245,701.00       0.65180     208,674,040.24      0.75881
      b. Class A-2 Notes          1.4900%      157,000,000.00       1.00000     157,000,000.00      1.00000
      c. Class A-3 Notes          1.2800%      287,253,376.00       1.00000     287,253,376.00      1.00000
      d. Class B Notes            2.2900%       18,854,419.56       0.86687      19,744,323.46      0.90778
      e. Class C Notes            3.9800%       23,710,929.00       1.00000      23,710,929.00      1.00000
      f. Class D Notes            4.9600%       25,650,000.00       1.00000      25,650,000.00      1.00000

      g.  Total Offered Notes                  691,714,425.56                   722,032,668.70

   B Other Information

      -------------------------------------------------------
                            Scheduled           Scheduled
                        Principal Balance   Principal Balance
                              Nov-03              Oct-03
           Class           Payment Date       Payment Date
      -------------------------------------------------------
      Class A-1 Notes     210,578,074.00      231,761,449.00

      ----------------------------------------------------------------------------------------
                                  Target           Class            Target           Class
                             Principal Amount      Floor       Principal Amount      Floor
                   Class          Nov-03           Nov-03           Oct-03          Oct-03
       Class    Percentage     Payment Date     Payment Date     Payment Date     Payment Date
      ----------------------------------------------------------------------------------------
      Class A     97.06%      671,411,159.42                    700,839,498.66
      Class B      2.94%          889,903.89        0.00          2,005,676.54        0.00

V. PRINCIPAL

   A. MONTHLY PRINCIPAL AMOUNT

      1.  Principal Balance of Notes and Equity Certificates           722,032,668.70
          (End of Prior Collection Period)
      2.  Contract Pool Principal Balance (End of Collection Period)   691,714,425.56
                                                                       --------------
             Total monthly principal amount                             30,318,243.14

VI. CONTRACT POOL DATA

   A. CONTRACT POOL CHARACTERISTICS

                                                                   ------------------------------------------------
                                                                      Original          Nov-03           Oct-03
                                                                        Pool         Payment Date     Payment Date
                                                                   ------------------------------------------------
      1.  a.  Contract Pool Principal Balance (active contracts)   790,364,305.00   691,665,960.53   722,032,668.70
          b.  Positive Rent Due (active contracts)                                    4,911,162.11     5,205,239.32
                                                                   -------------------------------
          c.  Required Payoff Amount (active contracts)            790,364,305.00   696,577,122.64   727,237,908.02

          d.  Required Payoff Amount (unliquidated defaults)                             48,465.03             0.00
                                                                   ------------------------------------------------
          e.  Total Required Payoff Amount                         790,364,305.00   696,625,587.67   727,237,908.02
                                                                   ================================================

      2.  No of Contracts                                                   9,883            9,593            9,681

      3.  Weighted Average Remaining Term                                    39.9             37.7             38.4

      4.  Weighted Average Original Term                                     52.8

   B. DELINQUENCY INFORMATION

                                                       -------------------------------------------------------
                                                         % of                     No. of           Required
                                                       Contracts   % of RPA      Accounts       Payoff Amount
                                                       -------------------------------------------------------
      1.  Current                                         98.28%     98.18%          9,428      683,981,397.80
          31-60 days                                       1.29%      1.19%            124        8,310,012.46
          61-90 days                                       0.27%      0.48%             26        3,327,551.14
          91-120 days                                      0.14%      0.13%             13          913,959.63
          121-150 days                                     0.01%      0.01%              1           44,201.61
          151-180 days                                     0.00%      0.00%              0                0.00
          180+ days                                        0.00%      0.00%              0                0.00
                                                       -------------------------------------------------------
          Subtotal - Active Accounts                      99.99%     99.99%          9,592      696,577,122.64

          Remaining RPA - Unliquidated Defaults            0.00%      0.00%              1           48,465.03

                                                       -------------------------------------------------------
          Total Delinquency                              100.00%    100.00%          9,593      696,625,587.67
                                                       =======================================================
      2.  Delinquent Scheduled Payments:

          Beginning of Collection Period                                      5,205,239.32
          End of Collection Period                                            4,911,162.11
                                                                              ------------
             Change in Delinquent Scheduled Payments                           -294,077.21

   C. DEFAULTED CONTRACT INFORMATION

      1. A)  Reported Loss Information
                                                               ----------------------------------------------
                                                                    Current Period           Cumulative
                                                               ----------------------------------------------
                                                                 Amount     % of ICPB     Amount    % of ICPB
                                                               ----------------------------------------------
          Defaulted Valuation Amount                           56,244.72       0.01%    56,244.72     0.01%
          Cash Collected on Defaulted Contracts                     0.00       0.00%         0.00     0.00%
                                                               ----------------------------------------------
          Net Loss Amount                                      56,244.72       0.01%    56,244.72     0.01%
                                                               ==============================================

         B)  Cumulative Loss Trigger Percentage                                                       0.75%
             Cumulative Loss Trigger in Effect                                                          NO

      2. Supplemental Information on Unliquidated Defaulted
            Contracts

          Required Payoff Amount at time of Default                        104,709.75
          Initial Defaulted Valuation Amount                                56,244.72
          Cash Collected on Defaulted Contracts                                  0.00
                                                                           ----------
          Remaining Required Payoff Amount of Defaulted
             Contracts                                                      48,465.03
                                                                           ==========
          Initial Valuation as a % of Required Payoff
             Amount at time of Default                                          53.71%
          Remaining Balance % of Required Payoff
             Amount at time of Default                                          46.29%

      3. Supplemental Information on Liquidated Contracts

                                                       --------------------------------------------------
                                                          Current Period                 Cumulative
                                                       --------------------------------------------------
                                                       Amount     % of ICPB         Amount      % of ICPB
                                                       --------------------------------------------------
          Required Payoff Amount at time of Default     0.00        0.00%            0.00         0.00%
          Cash Collected on Liquidated Contracts        0.00        0.00%            0.00         0.00%
                                                       --------------------------------------------------
          Net Loss Amount on Liquidated Contracts       0.00        0.00%            0.00         0.00%
                                                       ==================================================
          Loss Severity Percentage                      0.00%                        0.00%
          Number of Contracts                              0                            0
          % of Original Contracts                       0.00%                        0.00%

VII. INFORMATION REGARDING THE RESERVE ACCOUNT

   A. RESERVE ACCOUNT

       1. Opening Reserve Account Balance                                       28,881,306.75

       2. Investment Earnings                                                       19,881.94

       3. Deposit from the Collection Account                                            0.00

       4. Withdrawals from the Reserve Account                                           0.00

       5. Interest payment to the Holdback Designee                                (19,881.94)

       6. Release of Reserve Account Surplus                                    (1,212,729.73)

       7. Ending Reserve Account Balance                                        27,668,577.02

       8. Available amount                                                      28,881,306.75

       9. Required Reserve Account Amount                                       27,668,577.02

      10. Reserve Account Surplus/(Shortfall)                                           0.00

VIII. MISCELLANEOUS INFORMATION

   A. SERVICER ADVANCE BALANCE

       1. Opening Servicer Advance Balance                       5,205,239.32
       2. Current Period Servicer Advance                        1,440,621.38
       3. Recoveries of prior Servicer Advances                 (1,734,698.59)
                                                                -------------
       4. Ending Servicer Advance Balance                        4,911,162.11

   D. OTHER RELATED INFORMATION

       1. Life to Date Prepayment (CPR)                                  17.6%

       2. Life to Date Substitutions:

          a. Prepayments                                0.00

          b. Defaults                                   0.00

         NCT Funding Company LLC, JPMorgan Chase, as trustee under the Indenture, and CIT Financial USA, Inc., in its individual capacity and as
Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 11/20/03

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                            CIT Financial USA, Inc.

                                  Glenn Votek
                                  -----------
                                  Glenn Votek
                    Executive Vice President, and Treasurer